UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On February 23, 2005, NDCHealth Corporation (the “Corporation”) entered into Letter Amendment No. 7 to the Credit Agreement, dated as of November 26, 2002, among the Corporation, the Lenders and agents from time to time party thereto, Merrill Lynch Capital, as Administrative Agent and Swing line Lender, Credit Suisse First Boston, as Syndication Agent, Bank of America, N.A., as Documentation Agent and LaSalle Bank National Association, as L/C Issuer, as amended by Letter Amendment and Waiver No. 1 dated as of May 27, 2003, Letter Amendment No. 2 dated as of August 29, 2003, Amendment No. 3 dated as of December 19, 2003, Letter Amendment No. 4 dated as of January 22, 2004, Letter Amendment No. 5 dated as of August 20, 2004 and Letter Amendment No. 6 dated as of November 22, 2004 (as so amended, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Credit Agreement. Merrill Lynch Capital acted as Administrative Agent with respect to Letter Amendment No. 7.

Letter Amendment No. 7, among other things, allows the Corporation to make an additional borrowing under the Revolving Credit Line of the Senior Credit Facility. Letter Amendment No. 7 also revises, among other things, the Corporation’s permitted Maximum Consolidated Total Leverage Ratio for the third quarter of fiscal 2005. This Agreement provides the Corporation with additional flexibility for selected purposes, if needed.

Item 8.01 Other Events.

On February 24, 2005, NDCHealth Corporation (“NDCHealth” or “The Company”) issued a press release announcing the amendment of its senior secured credit facility. The full text of the press release is attached as Exhibit 99.1.

Safe Harbor Statement

This Current Report on Form 8-K may include “forward-looking” statements (rather than historical facts) within the meaning of the federal securities laws that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Any forward-looking statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Many of these risk factors and assumptions are beyond our ability to control or predict, and are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements included in later filings with the Securities and Exchange Commission.

We believe our forward-looking statements contained herein are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on our current assumptions and expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Exhibit Title

Exhibit 99.1	Press Release dated February 24, 2005.

Exhibit 99.2	Letter Amendment No. 7.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By:	/s/ Lee Adrean
Lee Adrean
Chief Financial Officer

Date: February 24, 2005